Exhibit 10.28

REGIONAL FOCUS • GLOBAL SCALE

NOTICE OF CP SHIPS INVESTMENT COMMUNITY WEBCAST

LONDON, UK (30 May 2002) On 30th May 2002 at 11:00 am Toronto/New York time CP Ships’ CEO Ray Miles will host a conference call with the investment community.

He will discuss today’s announcement of the planned acquisition of the container shipping company Italia di Navigazione.

The conference call will be webcast live via the CP Ships website, www.cpships.com. An archive version of the call will be available until Friday 14th June 2002 via the CP Ships website.

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About CP Ships: One of the world’s leading container shipping companies, CP Ships provides international container transportation services in four key regional markets: TransAtlantic, Australasia, Latin America and Asia. Within these markets CP Ships operates in 24 trade lanes, most of which are served by two or more of its six readily recognized brands: ANZDL, Canada Maritime, Cast, Contship Containerlines, Lykes Lines and TMM Lines. Its fleet of 78 ships carries nearly two million teu per year. Within the majority of its core trade lanes, CP Ships is the leading carrier. CP Ships also owns Montreal Gateway Terminals, which operates one of the largest marine container terminal facilities in Canada. CP Ships is traded on the Toronto and New York stock exchanges under the symbol TEU. For further information, visit the CP Ships website (www.cpships.com).

CONTACTS:

CP SHIPS
Investors
Jeremy Lee, VP Investor Relations
Telephone: +44 (0) 20 7389 1153 or +1 514 934 5254

Media
Elizabeth Canna, Director Corporate Communications
Telephone: +41 (0)79 691 3764
or
Ian Matheson, Impress Communications
Telephone: +44(0)1689 860 660

Note: This press release may include forward-looking statements about the operations, objectives and expected financial results of CP Ships and its affiliates. Such statements are inherently subject to uncertainties arising from a variety of factors including, without limitation, legislative or regulatory changes, competition, technological developments and global economic and financial conditions. Actual performance could differ substantially.

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